EATON VANCE STRATEGIC INCOME FUND Supplement to Statement of Additional Information dated March 1, 2010

1. The following is added to “Investment Advisory Services” under “Investment Advisory and Administrative Services”:

Global Macro Absolute Return Advantage Portfolio: For a description of the compensation that the Portfolio pays to the investment adviser, see the prospectus.

August 31, 2010